UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 2, 2020

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On April 2, 2020, Schnitzer Steel Industries, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended February 29, 2020.  A copy of the press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 8.01	Other Events

On April 2, 2020, the Company issued a press release announcing that its Board of Directors has unanimously elected Tamara L. Lundgren to succeed John D. Carter as Chairman of the Board, effective as of March 27, 2020.  Ms. Lundgren will continue to serve as the Company’s President and Chief Executive Officer, and Mr. Carter will continue to serve as a member of the Board and will serve as Chairman Emeritus until the Company’s January 2021 annual meeting of shareholders.  A copy of the press release is being furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on April 2, 2020.

99.2	Press Release of Schnitzer Steel Industries, Inc. issued on April 2, 2020.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated: April 2, 2020	By:	/s/ Richard D. Peach
	Title:	Executive Vice President, Chief Financial Officer and
Chief Strategy Officer